SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                  DELAWARE                      0-19410
         (State or Other Jurisdiction   (Commission File Number)
                 of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 7.    Exhibits.

(c)    Exhibits.

99.1 -- Press release issued by Point Therapeutics, Inc. (the "Company"), dated February 26, 2004.

Item 12.    Results of Operations and Financial Condition

On February 26, 2004, Point Therapeutics, Inc. issued a press release to report the Company's financial results for the fourth quarter and fiscal year ending December 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being Furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


February 26, 2004                         By: /s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit       Description
-------       -----------
99.1          Press release issued by Point Therapeutics,  Inc. on February 26,
              2004 to report the Company's financial results for the fourth quarter and fiscal year ending December 31, 2003.